UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2021

B. Riley Financial, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Boulevard, Suite 800

Los Angeles, California 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 10, 2021, B. Riley Financial, Inc., a Delaware corporation (“BRF”), and B. Riley Principal Merger Corp. III, a Delaware corporation and an indirect wholly-owned subsidiary of BRF (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Holdings Corporation, a Delaware corporation (“NHLD”). The Merger Agreement provides for the acquisition of NHLD by BRF through a cash tender offer (the “Offer”) by Merger Sub for all of NHLD’s outstanding shares of common stock (“Common Stock”), other than the shares of Common Stock owned by BRF and its subsidiaries, for $3.25 per share of Common Stock in cash, without interest.

Following the consummation of the Offer, subject to the absence of legal restraints preventing the consummation of the Merger (as defined below) and the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will merge with and into NHLD (the “Merger”), with NHLD surviving as a wholly owned subsidiary of BRF, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, without any additional stockholder approvals. The Merger will be effected as soon as practicable following the time of purchase by Merger Sub of shares of Common Stock validly tendered and not withdrawn in the Offer.

On January 11, 2021, BRF and NHLD jointly issued a press release announcing entry into the Merger Agreement. A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking statements

This communication may contain certain forward-looking statements regarding the Offer and Merger. Completion of the Offer and Merger are subject to conditions, including satisfaction of a minimum tender condition and the need for regulatory approvals, and there can be no assurance that those conditions can be satisfied or that the transactions described in this communication (the “Transactions”) will be completed or will be completed when expected. Often, but not always, forward-looking statements can be identified by the use of words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions). These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors. These factors include, but are not limited to, (i) the risk that not all conditions of the Offer or the Merger will be satisfied or waived; (ii) uncertainties relating to the anticipated timing of filings and approvals relating to the Transactions; (iii) uncertainties as to the timing of the Offer and Merger; (iv) uncertainties as to how many of NHLD’s stockholders will tender their stock in the Offer; (v) the possibility that competing offers will be made; (vi) the failure to complete the Offer or the Merger in the timeframe expected by the parties or at all; (vii) the outcome of legal proceedings that may be instituted against NHLD and/or others relating to the Transactions; (viii) the risk that the Transactions disrupt current plans and operations of NHLD and adversely affect its ability to maintain relationships with employees, customers, or suppliers; (ix) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate NHLD’s operations into those of BRF; (x) domestic and global economic and business conditions; (xi) market disruptions due to the COVID-19 outbreak; (xii) unpredictability and severity of catastrophic events or epidemics, pandemics or similar public health events (including the COVID-19 outbreak); (xiii) industry consolidation and competition; (xiv) the possibility that BRF’s business and/or NHLD’s business will be adversely impacted during the pendency of the Transactions and (xv) other risk factors described in BRF’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. BRF undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Important Information

The Offer described in this communication has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of NHLD or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents will be filed with the SEC by BRF, a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by NHLD, and a transaction statement satisfying the requirements of Schedule 13E-3 will be filed with the SEC jointly by BRF and NHLD. The offer to purchase shares of NHLD common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Merger Sub, and the solicitation/recommendation statement will be filed with the SEC by NHLD. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Alan Forman
Name:	Alan Forman
Title:	Executive Vice President, General Counsel & Secretary

Date: January 11, 2021